[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



                    MFS(R) SPECIAL
                    VALUE TRUST

                    SEMIANNUAL REPORT o APRIL 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 19
Trustees and Officers ..................................................... 25


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE




--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment in perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results; however, over the long term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include

  o STRONG CORPORATE EARNINGS GROWTH: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

  o LOW INFLATION WORLDWIDE: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with fewer employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

  o STRONG GLOBAL ECONOMIES: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

  o IT IS HIGHLY UNLIKELY THAT U.S. EQUITY MARKETS WILL CONTINUE TO PERFORM AT THE PACE OF THE LAST SEVERAL YEARS. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for each of the past four years.

  o HIGH VALUATIONS, ESPECIALLY OF TECHNOLOGY STOCKS, HAVE MADE U.S. MARKETS INCREASINGLY VOLATILE. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

  o RISING INTEREST RATES MAY DAMPEN MARKETS IN THE SHORT TERM, PARTICULARLY IN THE UNITED STATES AND EUROPE. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund and by helping us reduce credit risk, which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research(R) is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 18, 2000

--------------
(1) The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Robert J. Manning]
      Robert J. Manning

Dear Shareholders,
For the six months ended April 30, 2000, the Trust provided a total return of -13.15% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The Trust's total return based on its net asset value (NAV) was 6.34%. During the same period, the Lehman Brothers High Yield Bond Index, an unmanaged index of below investment-grade corporate debt, returned 0.08%.

During the period, the Trust continued to maintain a distribution rate of 11% based on its original New York Stock Exchange (NYSE) offering price of $15 per share. These distributions were paid through a combination of income earned from dividends, bond coupon payments, and both short-term and long-term capital gains.

As of April 30, 2000, approximately 47% of the portfolio was invested in high-yield and distressed debt and 45% was invested in common stocks.

Our bond holdings included many exciting telecommunications companies that have been benefiting from global deregulation of long distance and local telephone service as well as from strong demand driven by the growth of the Internet. Two examples are Tele1 Europe, which is building a fiber-optic telecom network throughout Scandinavia, and Completel, which is focused on the major cities in France.

On the equity side, we hold shares in many turnaround situations that we believe may generate substantial returns as the markets in which these companies compete experience improved fundamentals. An example is BE Aerospace, the world's largest manufacturer of airline seating and other interior components used to build and renovate commercial aircrafts.

Our strategy continues to be to focus on bottom-up, company-by-company research. We believe our value-oriented style of investing allows us to find interesting opportunities in both the equity and corporate-debt markets.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME
   STRATEGIST, AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) HIGH INCOME FUND, MFS(R) HIGH YIELD OPPORTUNITIES FUND, AND MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND.

   MR. MANNING JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------


In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To maintain an annual distribution rate of 11% based on the original offering price, while also seeking opportunities for capital appreciation

NEW YORK STOCK EXCHANGE SYMBOL: MFV

--------------------------------------------------------------------------------
   PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

   For the six months ended April 30, 2000

   NET ASSET VALUE PER SHARE
   October 31, 1999                                                $14.34
   April 30, 2000                                                  $13.87

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 1999                                                $16.75
   November 2, 1999 (high)*                                        $16.75
   April 14, 2000 (low)*                                           $13.00
   April 30, 2000                                                  $13.25

   *For the six months ended April 30, 2000

--------------------------------------------------------------------------------

NUMBER OF SHAREHOLDERS

As of April 30, 2000, our records indicate that there are 928 registered shareholders and approximately 5,700 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2000

Bonds - 46.1%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 34.0%
  Broadcasting - 2.4%
    Spectrasite Holdings, Inc. 0s to 2004, 11.25s to 2009##             $  1,000           $   550,000
    United Global Com, Inc. 0s to 2003, 10.75s to 2008                     2,435             1,607,100
                                                                                           -----------
                                                                                           $ 2,157,100
------------------------------------------------------------------------------------------------------
  Chemicals - 2.6%
    Applied Extrusion Technologies, Inc., 11.5s, 2002                   $    950           $   952,375
    Sterling Chemicals, Inc. 0s to 2001, 13.5s to 2008                     1,100               511,500
    Sterling Chemicals, Inc., 11.25s, 2007                                 1,000               860,000
                                                                                           -----------
                                                                                           $ 2,323,875
------------------------------------------------------------------------------------------------------
  Construction Services - 1.0%
    Formica Corp., 10.875s, 2009##                                      $  1,000           $   860,000
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.9%
    General Binding Corp., 9.375s, 2008                                 $  1,000           $   510,000
    Revlon Consumer Products Corp., 8.125s, 2006                             465               332,475
    Samsonite Corp., 10.75s, 2008                                          1,000               845,000
                                                                                           -----------
                                                                                           $ 1,687,475
------------------------------------------------------------------------------------------------------
  Containers - 2.7%
    Gaylord Container Corp., 9.875s, 2008                               $  1,900           $ 1,482,000
    Riverwood International Corp., 10.875s, 2008                           1,000               950,000
                                                                                           -----------
                                                                                           $ 2,432,000
------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 0.5%
    Morgan Stanley Capital, Inc., 7.781s, 2010                          $    670           $   490,069
------------------------------------------------------------------------------------------------------
  Energy - 2.9%
    Cheasapeake Energy Corp., 9.625s, 2005                              $  1,000           $   965,000
    Continental Resources, Inc., 10.25s, 2008                                750               663,750
    Forest Oil Corp., 10.5s, 2006                                            920               933,800
                                                                                           -----------
                                                                                           $ 2,562,550
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.0%
    U.S. Timberlands Co., L.P., 9.625s, 2007                            $  1,000           $   880,000
------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 1.3%
    Santa Fe Hotel, Inc., 11s, 2000                                     $  1,200           $ 1,170,000
------------------------------------------------------------------------------------------------------
  Industrial - 4.0%
    Haynes International, Inc., 11.625s, 2004                           $  1,000           $   550,000
    Metallurg Holdings, Inc. 0s to 2003, 12.75s to 2008                    2,600               676,000
    Numatics, Inc., 9.625s, 2008                                           1,000               790,000
    Simonds Industries, Inc., 10.25s, 2008                                 1,000               720,000
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                     985               797,850
                                                                                           -----------
                                                                                           $ 3,533,850
------------------------------------------------------------------------------------------------------
  Media - 3.1%
    Golden Books Publishing, Inc., 10.75s, 2004                         $  1,090           $   654,240
    Sirius Satellite Radio, Inc., 14.5s, 2009##                              900               839,250
    Telemundo Holdings, Inc. 0s to 2003, 11.5s to 2008                     2,000             1,270,000
                                                                                           -----------
                                                                                           $ 2,763,490
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 2.1%
    Doe Run Resources Corp., 11.25s, 2005                               $    750           $   337,500
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003                           450               425,250
    Metal Management, Inc., 10s, 2008                                      1,500             1,095,000
                                                                                           -----------
                                                                                           $ 1,857,750
------------------------------------------------------------------------------------------------------
  Retail - 1.0%
    J. Crew Group, Inc. 0s to 2002, 13.125s to 2008                     $  1,675           $   921,250
------------------------------------------------------------------------------------------------------
  Steel - 1.6%
    Northwestern Steel & Wire Co., 9.5s, 2001                           $  1,425           $   644,812
    Renco Steel Holdings, Inc., 10.875s, 2005                                925               814,000
                                                                                           -----------
                                                                                           $ 1,458,812
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.4%
    Jitney-Jungle Stores of America, Inc., 12s, 2006+                   $  1,500           $   330,000
    Penn Traffic Co., 11s, 2009                                                9                 7,811
                                                                                           -----------
                                                                                           $   337,811
------------------------------------------------------------------------------------------------------
  Telecommunications - 2.3%
    AMSC Acquisition Co., Inc., 12.25s, 2008                            $    845           $   633,750
    McCaw International Ltd. 0s to 2002, 13s to 2007                         725               514,750
    NTL Communications Corp. 0s to 2003, 12.375s to 2006##                 1,400               917,000
                                                                                           -----------
                                                                                           $ 2,065,500
------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 2.8%
    DTI Holdings, Inc. 0s to 2003, 12.5s to 2008                        $  2,000           $   900,000
    Leap Wireless International, Inc., 14.5s, 2010##                       2,000               940,000
    Metricom, Inc., 13s, 2010                                                775               636,469
                                                                                           -----------
                                                                                           $ 2,476,469
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    International Utility Structures, Inc., 10.75s, 2008                $    475           $   394,250
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $30,372,251
------------------------------------------------------------------------------------------------------
Foreign Bonds - 12.1%
  Algeria - 0.9%
    Algerian Repurchase Loan Agreement, 1s, 2010                     JPY 156,200           $   838,930
------------------------------------------------------------------------------------------------------
  Greece - 0.7%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                                $    750           $   622,500
------------------------------------------------------------------------------------------------------
  Luxembourg - 1.5%
    Millicom International Cellular Communications Corp.
      0s to 2001, 13.50s to 2006 (Telecommunications)                   $  1,000           $   845,000
    PTC International Finance B.V., 11.25s, 2009
      (Telecommunications)##                                                 500               520,000
                                                                                           -----------
                                                                                           $ 1,365,000
------------------------------------------------------------------------------------------------------
  Mexico - 0.9%
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                              $  1,000           $   750,000
------------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)                                              $  2,000           $ 1,000,000
------------------------------------------------------------------------------------------------------
  Russia - 1.6%
    Vnesheconombank, 6.906s, 2020 (Banks and Credit
      Companies)+**                                                     $  5,240           $ 1,427,900
------------------------------------------------------------------------------------------------------
  Sweden - 1.2%
    Tele 1 Europe B.V., 13s, 2009 (Telecommunications)                  $  1,000           $ 1,025,000
------------------------------------------------------------------------------------------------------
  United Kingdom - 4.2%
    Dialog Corp. PLC, 11s, 2007 (Telecommunications)                    $    725           $   725,000
    Dolphin Telecom PLC, 0s to 2003, 11.50s to 2008
      (Telecommunications)                                                   750               240,000
    Esat Telecom Group PLC, 11.875s, 2008
      (Telecommunications)                                                   650               747,110
    Jazztel PLC, 14s, 2009 (Telecommunications)                            1,000             1,000,000
    Ono Finance PLC, 13s, 2009 (Telecommunications)                        1,000             1,040,000
                                                                                           -----------
                                                                                           $ 3,752,110
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $10,781,440
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $41,148,165)                                                 $41,153,691
------------------------------------------------------------------------------------------------------

Stocks - 44.0%
------------------------------------------------------------------------------------------------------
                                                                          SHARES
------------------------------------------------------------------------------------------------------
U.S. Stocks - 35.4%
  Aerospace - 1.7%
    B.E. Aerospace, Inc.*                                                 80,200           $   591,475
    Moog, Inc., "A"*                                                      39,750               936,609
                                                                                           -----------
                                                                                           $ 1,528,084
------------------------------------------------------------------------------------------------------
  Building - 2.7%
    Associate Materials, Inc.                                             70,000           $ 1,190,000
    Atlantic Gulf Communities Corp.+*                                        250                    37
    Nortek, Inc.*                                                         18,400               381,800
    Walter Industries, Inc.*                                              79,600               850,725
                                                                                           -----------
                                                                                           $ 2,422,562
------------------------------------------------------------------------------------------------------
  Chemicals - 1.9%
    Applied Extrusion Technologies, Inc.*                                 57,500           $   413,281
    NL Industries, Inc.                                                   80,500             1,308,125
                                                                                           -----------
                                                                                           $ 1,721,406
------------------------------------------------------------------------------------------------------
  Conglomerates - 10.9%
    MAXXAM, Inc.*                                                         23,000           $   621,000
    Tyco International Ltd.                                              198,512             9,119,145
                                                                                           -----------
                                                                                           $ 9,740,145
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.6%
    Westpoint Stevens, Inc., "A"*                                         75,500           $ 1,415,625
------------------------------------------------------------------------------------------------------
  Containers - 2.3%
    Atlantis Plastics, Inc.*                                             116,550           $   932,400
    Gaylord Container Corp.*                                             226,000             1,158,250
                                                                                           -----------
                                                                                           $ 2,090,650
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.5%
    GTECH Holdings Corp.*                                                 40,450           $   839,338
    Mark IV Industries, Inc                                               64,000             1,356,000
                                                                                           -----------
                                                                                           $ 2,195,338
------------------------------------------------------------------------------------------------------
  Machinery - 0.1%
    Thermadyne Holdings Corp.*                                             7,554           $    94,425
------------------------------------------------------------------------------------------------------
  Media - 0.3%
    Cumulus Media, Inc.*                                                  21,000           $   275,625
------------------------------------------------------------------------------------------------------
  Photographic Products - 1.5%
    Anacomp, Inc.*                                                       108,663           $ 1,317,539
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    Golden Books Family Entertainment, Inc.*                              53,266           $    79,899
------------------------------------------------------------------------------------------------------
  Retail - 0.4%
    Musicland Stores Corp.*                                               50,000           $   375,000
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Ingles Markets, Inc., "A"                                             88,300           $   883,000
    Marsh Supermarkets                                                    42,700               427,000
                                                                                           -----------
                                                                                           $ 1,310,000
------------------------------------------------------------------------------------------------------
  Telecommunications - 5.7%
    Adelphia Business Solutions, Inc.*                                    40,000           $ 1,400,000
    Commonwealth Telephone Enterprises, Inc.*                             35,133             1,706,146
    Crown Castle International Corp.*                                     26,000               997,750
    PSINet, Inc.*                                                         41,600               964,600
                                                                                           -----------
                                                                                           $ 5,068,496
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.2%
    El Paso Electric Co.*                                                179,700           $ 1,987,931
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $31,622,725
------------------------------------------------------------------------------------------------------
Foreign Stocks - 8.6%
  Bermuda - 1.3%
    RSL Communications, Ltd., "A" (Telecommunications)*                   83,300           $ 1,160,994
------------------------------------------------------------------------------------------------------
  Canada - 0.9%
    Gulf Canada Resources Ltd. (Oil Services)*                           106,500           $   439,313
    International Utility Structures Inc. (Utilities - Electric)*        254,700               326,891
                                                                                           -----------
                                                                                           $   766,204
------------------------------------------------------------------------------------------------------
  Netherlands - 1.7%
    Completel Holdings LLC, (Telecommunications)*##                       20,000           $ 1,500,000
------------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Tele1 Europe Holding AB, ADR (Telecommunications)*                    17,612           $   272,986
------------------------------------------------------------------------------------------------------
  United Kingdom - 4.4%
    News Corp. Ltd., ADR (Entertainment)                                  90,217           $ 3,969,548
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 7,669,732
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $29,904,882)                                                $39,292,457
------------------------------------------------------------------------------------------------------

Preferred Stocks - 4.9%
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14%*                                      1,266           $         0
------------------------------------------------------------------------------------------------------
  Media - 1.3%
    Paxon Communications Corp., 13.25%                                       114           $ 1,171,350
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Supermarkets General Holdings Corp.*                                  70,015           $   170,661
------------------------------------------------------------------------------------------------------
  Telecommunications - 3.4%
    Crown Castle International Corp., 12.75%                               1,097           $ 1,086,030
    Global Crossings Holdings Ltd., 10.50%                                10,000             1,000,000
    Nextel Communications, Inc., 11.125%                                   1,030               988,800
                                                                                           -----------
                                                                                           $ 3,074,830
------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $6,645,637)                                       $ 4,416,841
------------------------------------------------------------------------------------------------------
Warrants - 1.3%
U.S. Warrants - 0.3%
    DTI Holdings, Inc. (Telecommunications)*                              10,000           $       100
    Metricom, Inc. (Telecommunications)*                                     775                15,500
    Motient Corp. (Telecommunications)*##                                    845                63,375
    Renaissance Cosmetics, Inc. (Consumer Goods and Services)*             1,024                     0
    Sirius Satellite Radio, Inc. (Media)*                                  2,700               189,000
------------------------------------------------------------------------------------------------------
Total U.S. Warrants                                                                        $   267,975
------------------------------------------------------------------------------------------------------
Foreign Warrants - 1.0%
  United Kingdom - 1.0%
    Jazztel PLC (Telecommunications)*##                                    5,000           $   790,000
    Ono Finance PLC (Telecommunications)*                                  1,000               150,000
------------------------------------------------------------------------------------------------------
Total Foreign Warrants                                                                     $   940,000
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $501,232)                                                 $ 1,207,975
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.4%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Investments in Repurchase Agreement with Merrill Lynch,
      in a joint trading account ($199,021,000), dated
      04/28/00, due 05/01/00, total to be received
      $199,116,033 collateralized by various U.S. Treasury
      obligations (with $199,021,000 par and value at
      $203,003,363), at Cost                                            $  1,257           $ 1,257,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $79,456,916)                                           $87,327,964

Other Assets, Less Liabilities - 2.3%                                                        2,015,820
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $89,343,784
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. The abbreviation is shown below:
        JPY = Japanese Yen

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------------------------------
APRIL 30, 2000
----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $79,456,916)                                  $ 87,327,964
  Investment of cash collateral for securities loaned, at value
    (identified cost, $15,312,229)                                                        15,312,229
  Cash                                                                                       130,052
  Net receivable for forward foreign currency exchange
    contracts subject to master netting arrangements                                          32,797
  Receivable for investments sold                                                          1,682,812
  Interest and dividends receivable                                                        1,045,057
  Other assets                                                                                 1,110
                                                                                        ------------
      Total assets                                                                      $105,532,021
                                                                                        ------------
Liabilities:
  Payable to dividend disbursing agent                                                  $     96,001
  Payable for investments purchased                                                          580,250
  Collateral for securities loaned, at value                                              15,312,229
  Payable to affiliates -
    Management fee                                                                             6,818
    Administrative fee                                                                           127
  Accrued expenses and other liabilities                                                     192,812
                                                                                        ------------
      Total liabilities                                                                 $ 16,188,237
                                                                                        ------------
Net assets                                                                              $ 89,343,784
                                                                                        ============
Net assets consist of:
  Paid-in capital                                                                       $ 80,600,441
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                                      7,903,799
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                                          1,531,981
  Accumulated distributions in excess of net investment income                              (692,437)
                                                                                        ------------
      Total                                                                             $ 89,343,784
                                                                                        ============
Shares of beneficial interest outstanding                                                 6,439,215
                                                                                          =========
Net asset value per share (net assets / shares of beneficial interest outstanding)         $13.87
                                                                                           ======

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------------------
APRIL 30, 2000
--------------------------------------------------------------------------------------------
Net investment income:
  Interest                                                                        $3,381,171
  Dividends                                                                          170,321
  Foreign taxes withheld                                                              (2,402)
                                                                                  ----------
      Total investment income                                                     $3,549,090
                                                                                  ----------
  Expenses -
    Management fee                                                                $  424,286
    Trustees' compensation                                                            55,459
    Administrative fee                                                                 5,046
    Transfer and dividend disbursing agent fee                                         9,837
    Custodian fee                                                                     25,321
    Printing                                                                          12,814
    Postage                                                                            2,233
    Auditing fees                                                                      9,396
    Miscellaneous                                                                     42,507
                                                                                  ----------
      Total expenses                                                              $  586,899
    Fees paid indirectly                                                             (22,677)
                                                                                  ----------
      Net expenses                                                                $  564,222
                                                                                  ----------
        Net investment income                                                     $2,984,868
                                                                                  ----------
Realized and unrealized gain on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                       $3,281,945
    Securities sold short                                                             (1,033)
    Foreign currency transactions                                                     (2,197)
                                                                                  ----------
      Net realized gain on investments and foreign currency transactions          $3,278,715
                                                                                  ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                   $ (770,803)
    Translation of assets and liabilities in foreign currencies                       32,752
                                                                                  ----------
      Net unrealized loss on investments and foreign currency translation         $ (738,051)
                                                                                  ----------
        Net realized and unrealized gain on investments and foreign currency      $2,540,664
                                                                                  ----------
          Increase in net assets from operations                                  $5,525,532
                                                                                  ==========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED
                                                                   APRIL 30, 2000            YEAR ENDED
                                                                      (UNAUDITED)      OCTOBER 31, 1999
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                               $ 2,984,868          $  3,648,790
  Net realized gain on investments and foreign currency
    transactions                                                        3,278,715            10,041,563
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                 (738,051)              369,007
                                                                      -----------          ------------
    Increase in net assets from operations                            $ 5,525,532          $ 14,059,360
                                                                      -----------          ------------
Distributions declared to shareholders -
  From net investment income                                          $(2,984,868)          $(3,648,790)
  From net realized gain on investments and foreign currency
    transactions                                                       (5,517,162)           (6,324,253)
  In excess of net investment income                                         --                (516,404)
                                                                      -----------          ------------
    Total distributions declared to shareholders                      $(8,502,030)         $(10,489,447)
                                                                      -----------          ------------
Trust share (principal) transactions -
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                     $   717,702          $  1,095,841
                                                                      -----------          ------------
    Total increase (decrease) in net assets                           $(2,258,796)         $  4,665,754
                                                                      -----------          ------------
Net assets:
  At beginning of period                                               91,602,580            86,936,826
                                                                      -----------          ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $692,437 and
    $692,437, respectively)                                           $89,343,784          $ 91,602,580
                                                                      ===========          ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                         SIX MONTHS ENDED         ---------------------------------------------------------------
                                           APRIL 30, 2000            1999          1998          1997          1996          1995
                                              (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period             $ 14.34         $ 13.76       $ 15.03       $ 15.23       $ 13.93       $ 13.40
                                                  -------         -------       -------       -------       -------       -------
Income from investment operations# -
  Net investment income                           $  0.46         $  0.57       $  0.04       $  0.11       $  0.13       $  0.20
  Net realized and unrealized gain on
    investments and foreign currency                 0.39            1.66          1.01          2.66          2.82          2.18
                                                  -------         -------       -------       -------       -------       -------
      Total from investment operations            $  0.85         $  2.23       $  1.05       $  2.77       $  2.95       $  2.38
                                                  -------         -------       -------       -------       -------       -------
Less distributions declared to shareholders -
  From net investment income                      $ (0.46)        $ (0.57)      $ (0.04)      $ (0.10)      $ (0.13)      $ (0.20)
  From net realized gain on investments and
    foreign currency transactions                   (0.86)          (1.00)        (2.28)        (2.87)        (1.52)        (1.14)
  In excess of net investment income                 --             (0.08)         --            --            --           (0.01)
  From paid in capital                               --              --            --            --            --           (0.50)
                                                  -------         -------       -------       -------       -------       -------
      Total distributions declared to
        shareholders                              $ (1.32)        $ (1.65)      $ (2.32)      $ (2.97)      $ (1.65)      $ (1.85)
                                                  -------         -------       -------       -------       -------       -------
Net asset value - end of period                   $ 13.87         $ 14.34       $ 13.76       $ 15.03       $ 15.23       $ 13.93
                                                  -------         -------       -------       -------       -------       -------
Per share market value - end of period            $13.250         $16.750       $16.750       $19.000       $18.250       $16.500
                                                  =======         =======       =======       =======       =======       =======
Total return                                       (13.15)%++       11.08%         0.26%        23.29%        22.20%        26.06%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                         1.29%+          1.23%         1.10%         1.12%         1.14%         1.26%
  Net investment income                              6.58%+          3.79%         0.26%         0.72%         0.85%         1.52%
Portfolio turnover                                     19%            137%           85%          119%           96%           92%
Net assets at end of period (000 Omitted)         $89,344         $91,603       $86,937       $93,665       $93,161       $84,243

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Special Value Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The Trust can invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities used as collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Trust to certain qualified institutions (the "Borrowers") approved by the Trust. The loans are collateralized at all times by cash or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Trust with indemnification against Borrower default. The Trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2000, the value of securities loaned was $14,807,197. These loans were collateralized by cash of $15,312,229, which was invested in the following short-term obligation:

                                                                   IDENTIFIED
                                                                     COST AND
                                                     SHARES             VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     15,312,229       $15,312,229

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales - The Trust may enter into short sales. A short sale transaction involves selling a security which the Trust does not own with the intent of purchasing it later at a lower price. The Trust will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Trust must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Trust may be required to pay in connection with a short sale. Whenever the Trust engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.68% of the Trust's average daily net assets and 3.40% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $38,010 for the six months ended April 30, 2000.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust incurs an administrative fee at the following annual percentages of the Trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $16,738,092 and $22,643,185, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $ 79,456,916
                                                                   ------------
Gross unrealized appreciation                                      $ 21,613,145
Gross unrealized depreciation                                       (13,742,097)
                                                                   ------------
    Net unrealized appreciation                                    $  7,871,048
                                                                   ============

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                   SIX MONTHS ENDED                  YEAR ENDED
                                     APRIL 30, 2000            OCTOBER 31, 1999
                               --------------------      ----------------------
                               SHARES        AMOUNT      SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of
  distributions                49,978      $717,702      70,078      $1,095,841
                               ------      --------      ------      ----------

(6) Line of Credit
The Trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the six months ended April 30, 2000, was $276. The Trust had no significant borrowings during the period.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts - At April 30, 2000, forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $32,797 with Merrill Lynch.

At April 30, 2000, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2000, the Trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.97% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                                 SHARE/PAR
DESCRIPTION                             DATE OF ACQUISITION         AMOUNT            COST           VALUE
----------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.           3/20/92 - 9/25/95            250      $  --           $       37
Jitney-Jungle Stores of America, Inc.,
  12s, 2006                                3/5/99 - 10/6/99      1,500,000       1,278,688         330,000
Vnesheconombank, 6.906s, 2020                       5/24/99      5,240,000         437,693       1,427,900
                                                                                                ----------
                                                                                                $1,757,937
                                                                                                ==========

MFS(R) SPECIAL VALUE TRUST

TRUSTEES                                                    PORTFOLIO MANAGER
                                                            Robert J. Manning*
Richard B. Bailey+(2) - Private Investor;
Former Chairman and Director (until 1991),                  TREASURER
MFS Investment Management                                   W. Thomas London*

Marshall N. Cohan+(1) - Private Investor                    ASSISTANT TREASURERS
                                                            Mark E. Bradley*
Lawrence H. Cohn, M.D.+(2) - Chief of Cardiac               Ellen Moynihan*
Surgery, Brigham and Women's Hospital;                      James O. Yost*
Professor of Surgery, Harvard Medical School
                                                            SECRETARY
The Hon. Sir J. David Gibbons, KBE+ (2) - Chief             Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.                  ASSISTANT SECRETARY
                                                            James R. Bordewick, Jr.*
Abby M. O'Neill+(2) - Private Investor
                                                            TRANSFER AGENT, REGISTRAR, AND
Walter E. Robb, III+(1) - President and                     DIVIDEND DISBURSING AGENT
Treasurer, Benchmark Advisors, Inc. (corporate              State Street Bank and Trust Company
financial consultants); President, Benchmark                c/o MFS Service Center, Inc.
Consulting Group, Inc. (office services)                    P.O. Box 9024
                                                            Boston, MA 02205-9824
Arnold D. Scott* - Senior Executive Vice                    1-800-637-2304
President, Director, and Secretary, MFS
Investment Management                                       CUSTODIAN
                                                            State Street Bank and Trust Company
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management                INVESTMENT ADVISER
                                                            Massachusetts Financial
J. Dale Sherratt+(1) - President, Insight                   Services Company
Resources, Inc. (acquisition planning                       500 Boylston Street
specialists)                                                Boston, MA 02116-3741

Ward Smith+(1) - Former Chairman (until 1994),
NACCO Industries (holding company)

  +  Independent Trustee
  *  MFS Investment Management
(1)  Member of Audit Committee
(2)  Member of Portfolio Trading Committee

MFS(R) SPECIAL VALUE TRUST                                      ------------
                                                                  BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
[Logo] M F S(R)                                                     MFS
INVESTMENT MANAGEMENT                                           ------------
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                             MSVCE-3  06/00  12M